                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06674
                  ---------------------------------------------

                          THE GREATER CHINA FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Joseph T. Malone
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                               John Donovan, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                               New York, NY 10036

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2005

ITEM 1.   REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

DECEMBER 31, 2005

THE GREATER CHINA FUND, INC.

[GRAPHIC]

[GRAPHIC]

[BARING ASSET MANAGEMENT LOGO]


                        155 Bishopsgate, London EC2M 3XY
                          Telephone +44 (0)20-7628 6000
                          Facsimile +44 (0)20-7638 7928
                          Internet www.baring-asset.com

                         - LONDON - BOSTON - FRANKFURT -
                            - GUERNSEY - HONG KONG -
                            - PARIS - SAN FRANCISCO -
                          - TAIPEI - TOKYO - TORONTO -
                                   - VIENNA -

TABLE OF CONTENTS

The Fund's Management                                                          2
Letter to Shareholders                                                         3
Report of the Investment Manager                                               4
Top Ten Equity Holdings                                                       10
Industry Diversification                                                      11
Portfolio of Investments                                                      12
Statement of Assets and Liabilities                                           16
Statement of Operations                                                       17
Statement of Changes in Net Assets                                            18
Notes to Financial Statements                                                 19
Financial Highlights                                                          28
Report of Independent Registered Public Accounting Firm,
Ernst & Young LLP                                                             30
Supplemental Information                                                      31

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114
www.greaterchinafund.com

For information call (212) 882-5977

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

[LOGO GCH LISTED NYSE]

THE FUND'S MANAGEMENT

DIRECTORS

Richard B. Bradley, CHAIRMAN
Edward Y. Baker
John A. Bult
John A. Hawkins
C. William Maher
Jonathan J.K.Taylor
Tak Lung Tsim

EXECUTIVE OFFICERS
Ronald G.M. Watt, PRESIDENT
Joseph T. Malone, TREASURER & SECRETARY
Rose Ann Bubloski, VICE PRESIDENT
Wilfred Sit, VICE PRESIDENT

INVESTMENT MANAGER
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

ADMINISTRATOR
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIAN
The Bank of New York
100 Colonial Center Parkway
Lake Mary, Florida 32746

SHAREHOLDER SERVICING AGENT
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

LEGAL COUNSEL
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

LETTER TO SHAREHOLDERS
February 20, 2006

Dear Shareholder,

2005 was a year of measured progress for The Greater China Fund ("the Fund") with net asset value ("NAV") return at 9.4%, exclusive of the dilutive effect of the rights offering and 2.5% inclusive of the dilutive effect of the rights offering over the year. The Fund remains well positioned to benefit from the increased interest in and continued growth of China and China companies. While the stock prices of China companies appreciated during the year, this appreciation was less than the other large emerging markets of Korea, India and Russia. The credit restrictions imposed by the Chinese government held the stock prices in the first half of the year. However, the momentum of the 9% growth in gross domestic product ("GDP") continued and, after an October correction, China stocks ended the year strongly.

The world economy in 2005 was characterized by a continued tightening of monetary policy in the United States and increases in energy and other commodity prices. Nevertheless, there has not been any feed-through to a general price inflation. Much of this is due to the economy which continued its growth trend and contributed greatly to holding down prices of consumer goods worldwide.

Before year-end, the Fund announced a dividend of $2.68 per share. The Fund is required to distribute at least 98% of its net investment income in order not to be subject to a federal excise tax. The size of the dividend mainly resulted from the realized gains made in the Fund's portfolio and the absence of tax-losses carried forward from previous years.

In December, the Fund had its first rights issue for some ten years and your Board of Directors was pleased to see that the issue proved to be well-timed and was over-subscribed. From the completion of the rights offering in December to the end of January, the share price increased by more than 25%.

China is now recognized to be the fourth largest economy in the world, in terms of GDP, and recently surpassed the economies of France and the United Kingdom. In 2008, China will welcome the world to Beijing for the XXIX Olympiad and this will provide a further opportunity to showcase the country to the world and give more impetus to the country's trade of goods and services.

Concerns were expressed in some quarters last year about the management of the economy. These have been seen to be exaggerated, as the curbing of excess expenditure by government measures was deliberately targeted and effectively managed. Relations with Taiwan remain a potential cloud, though the recent dialogue presents an encouraging signal. While the world witnesses the growth of the global trading position, we continue to see China's domestic economy to be the key driver of the country's growth.

Sincerely,


Richard B. Bradley
Chairman

REPORT OF THE INVESTMENT MANAGER

OVERVIEW

The market has been volatile for the twelve months ended December 31, 2005, but in general was a good year for investors in equity securities of China companies. The market traded in a tight range in the first half of the year but started an uptrend from July when the Chinese government announced a 2.1% appreciation in the Renminbi ("Rmb"). The market stayed at high levels subsequently but corrected sharply in October when a member of the US Federal Reserve commented that there may be more interest rate hikes to come than what the market was expecting. Entering into November, however, the market started to trend up again as the news has been fully discounted while global liquidity remained very favorable for China-related stocks. The market rebounded to levels just slightly below the year-high reached in August. Mainland China-related stocks outperformed Hong Kong stocks for the year due to stronger earnings growth, lower valuations, and higher investor interest.

PERFORMANCE

The year ended December 31, 2005 was the third successive year that The Greater China Fund (the "Fund") produced a positive return on net asset value ("NAV"). The Fund's NAV return was 9.4%, exclusive of the dilutive effect of the rights offering and 2.5%, inclusive of the dilutive effect of the rights offering. On a relative basis, the reference benchmark, underperformed the index as it was not managed against the benchmark due to differences in constraints and as it has exposure to the small to mid-cap segments for better long-term returns as well as for diversification purposes.

In terms of stock contribution, the Fund benefited from its exposure to technology stocks, resources/material stocks, as well as selective financial stocks. We were positive in the fundamentals of the technology sector early in the year and have built up significant positions in these stocks in the Fund throughout the year. Technology holdings such as Solomon Systech, Hon Hai Precision, MediaTek and Siliconware Precision Industry all performed well in the year. Resources/material stocks such as PetroChina, Zijin Mining and China Shenhua Energy performed well over the year due to rising commodity prices. Kingboard Chemical also added value due to strong business fundamentals, despite huge volatilities in the year as a result of corporate governance issues. Lastly, in the financial sector, we were underweight in Hong Kong financial stocks including banks and property, and overweight in Chinese domestic financial stocks including banks, insurance, and property, which had a strong year.

In terms of negative contribution, selective Hong Kong domestic related names such as retail and media underperformed as the recovery in the Hong Kong economy slowed down. Some small to mid-cap industrial stocks also detracted value as they went out of favor with investors in the middle of the year although business fundamentals remained sound. The Fund, however, maintained diversified holdings and did not concentrate on large cap stocks only.

The following charts portray the quarterly NAV performance of the Fund during 2005 and the NAV performance compared with the reference benchmark on a calendar year basis:

[CHART]

QUARTERLY PERFORMANCE OF NAV PER SHARE

                  REPRESENTS NAV RETURN INCLUSIVE OF THE               REPRESENTS NAV RETURN EXCLUSIVE OF THE
                  DILUTIVE EFFECT OF THE RIGHTS OFFERING               DILUTIVE EFFECT OF THE RIGHTS OFFERING
YEAR 2005                                             2.5                                                 9.4
4Q 2005                                              -6.1                                                 0.2
3Q 2005                                                                                                   2.4
2Q 2005                                                                                                   2.4
1Q 2005                                                                                                   4.2

Source: Baring Asset Management, Factset

[CHART]

TOTAL RETURN - EXCLUSIVE OF DILUTIVE EFFECT OF RIGHTS OFFERING

                               FUND (NAV)        BENCHMARK*
1 YEAR                                9.4              12.8
3 YEAR                               95.9              99.3
5 YEAR                               83.8              32.4
10 YEAR                              91.2             -23.0
SINCE BENCHMARK
INCEPTION (12/21/92)                118.9             -56.5

Source: Baring Asset Management, Factset

[CHART]

TOTAL RETURN - INCLUSIVE OF DILUTIVE EFFECT OF RIGHTS OFFERING

                               FUND (NAV)        BENCHMARK*
1 YEAR                                2.5              12.8
3 YEAR                               83.5              99.3
5 YEAR                               71.8              32.4
10 YEAR                              79.3             -23.0
SINCE BENCHMARK
INCEPTION (12/21/92)                105.1             -56.5

Source : Baring Asset Management, Factset

* Benchmark of the Fund - MSCI China Free Index before June 2000, MSCI Zhong Hua Index after June 2000.

[CHART]

CALENDAR YEAR NAV RETURNS

                                    FUND          BENCHMARK*
2005                                 9.4+              12.8
2004                                 6.9               15.9
2003                                67.6               52.4
2002                                -4.7              -16.7
2001                                -1.8              -20.2
2000                                -5.5              -13.4
1999                                36.1               13.3

Source : Baring Asset Management, Factset

* Benchmark of the Fund - MSCI China Free Index before June 2000, MSCI Zhong Hua Index after June 2000.

+ Represents NAV return exclusive of dilutive effect of rights offering. NAV return inclusive of dilutive effect of rights offering was 2.5%.

ASSET ALLOCATION AND PORTFOLIO ACTIONS

Over the year, we have reduced the exposure to Hong Kong stocks as there was in general a lack of catalyst for further performance especially with interest rate hikes and a peaking in the domestic economy recovery. We used the proceeds to fund the purchase of China related stocks, especially in "H" shares. For Taiwan exposure, we reduced domestic stocks and focused on technology stocks, which benefited from strong global demand. The Fund also has a disproportionate level of cash as we received the proceeds from the rights issue during the last week of December when the stock market was holding up well and market turnover was low. We subsequently invested the proceeds in early January, 2006.

In terms of sector allocation, the key change is the increased exposure to the Chinese financial sectors, including banks, insurance companies, as well as property developers. These purchases were funded by a reduced weighting in Hong Kong consumption and financial stocks. Favored Chinese financial stocks include China Construction Bank and China Life and property stocks Guangzhou R&F Properties, and China Overseas & Land Investment. We also like Zijin Mining, China's largest gold stock. We have reduced exposure in the transportation sector as exports were slowing down in China, as well as a moderating global growth environment.

ASSET ALLOCATION                     DECEMBER 31, 2005   DECEMBER 31, 2004
----------------                     -----------------   -----------------
RED CHIPS                                            6%                  6%
CHINA 'H'AND 'B'SHARES                              26%                 17%
HONG KONG (OTHERS)                                  47%                 69%
TAIWAN                                               4%                  6%
CASH AND OTHER ASSETS,
LESS LIABILITIES                                    17%                  1%

ECONOMIC REVIEW

Chinese economic growth remained strong in 2005 despite the implementation of credit tightening measures beginning in 2004. The third quarter gross domestic product ("GDP") growth was 9.4% year-onyear and for the full year, China is on track to see a 9-10% GDP growth. Fixed asset investment, industrial production, and consumption remained strong but not overheated. In particular, it is the Chinese government's intention to reduce the reliance on fixed asset investments and boost domestic consumption as a key driver for the next leg of growth. With GDP per capita reaching the US$1000 level in recent years, the middle class consumption could increasingly become a bigger component of economic growth. In fact, sales in property, auto, white goods, consumer electronics, and apparel have been strong. Liquidity in the economy has also stayed strong in 2005, with M2 growth seeing 17% growth by the end of the year. The central bank has kept liquidity loose to offset the impact of the appreciation in the Rmb, the credit tightening measures (which were targeted at specific industries), the trade tensions with the Western economies, as well as rising commodity and energy prices. The interest rate has been kept steady throughout the year, despite a stream of rate hikes in the US and other economies. Indeed, the People's Bank of China has only raised rates by 27 basis points since November, 2004.

A noted development in the year was the 2.1% revaluation of the Rmb from US$1/Rmb8.27 to US$1/Rmb8.11 in July. Simultaneously, the Chinese government also revised the exchange rate mechanism by pegging the Rmb to a basket of currencies instead of the USD only. The currency was also allowed to fluctuate by 0.3% on a daily basis from a daily announced exchange rate, that is, it was allowed to appreciate daily by 0.3%. Since then, the Rmb has further appreciated to US$1/Rmb8.07 by the end of 2005, which was a further 0.5% appreciation. The appreciation so far has been below the market expectation. It has, however, always been the Chinese government's intention to let the Rmb appreciate gradually and in phases in order to reduce the negative impact on the economy.

In Hong Kong, the domestic economy remained healthy but was showing signs of peaking. Property sales and retail sales have started to show signs of slowing. The banks have been raising interest rates aggressively in Hong Kong in order to narrow the rate gap with the US, and this has dampened domestic consumption in the territory. In Taiwan, the economy remained concerned about the relationship with China, and domestic investors stayed cautious about investing into the stock market. In the legislative yuan election by end of 2005, voters voiced their concerns by voting for the pan-blue camp, which was believed to have a more cordial relationship with the Chinese government. As a result, the pan-green camp has to re-think its political stance and economic policies in order to have a better chance of winning in the 2008 presidential election.

On the overall Fund strategy, we favor domestic China related stocks, as they remain undervalued amid the global emerging market universe while earnings growth is likely to be strong, supported by the strong economic growth. In terms of sector, we favor Chinese financials, resources, energy, industrials, and consumption.

BARING ASSET MANAGEMENT (ASIA) LIMITED
Hong Kong

January 23, 2006

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2005 and reflects all views at the time of its writing. Of course, these views may change in response to changing circumstances and they do not guarantee the future performance of the markets or the Fund. We encourage you to consult your financial advisor regarding your personal investment program.

TOP TEN EQUITY HOLDINGS (UNAUDITED)
As of December 31, 2005

                                                     PERCENTAGE OF
                                                        NET ASSETS
------------------------------------------------------------------
China Construction Bank "H"                                    8.1%
China Mobile (Hong Kong) Ltd.                                  3.5
Hutchison Whampoa Ltd.                                         3.4
Zijin Mining Group Co. Ltd. "H"                                3.4
Hon Hai Precision Industry Co. Ltd.                            3.3
Kingboard Chemical Holdings Ltd.                               3.2
Techtronic Industries Co.                                      3.1
Hong Kong & China Gas Co. Ltd.                                 2.9
Cheung Kong Infrastructure Holdings Ltd.                       2.7
Guangzhou R&F Properties Co. Ltd. "H"                          2.6
------------------------------------------------------------------
Total                                                         36.2%

INDUSTRY DIVERSIFICATION (UNAUDITED)
As of December 31, 2005

                                                     PERCENTAGE OF
                                                        NET ASSETS
------------------------------------------------------------------
EQUITIES
Conglomerates                                                  3.4%
Consumption                                                    4.6
Electrical & Electronics                                      10.8
Energy                                                         2.7
Financials                                                    18.4
Machinery & Engineering                                        0.9
Miscellaneous                                                  7.2
Real Estate                                                   12.9
Technology                                                     6.2
Telecommunications                                             5.1
Transportation                                                 4.3
Utilities                                                      5.6
Other                                                          1.0
                                                     -------------
TOTAL EQUITIES                                                83.1%

INVESTMENTS OF CASH COLLATERAL
FROM SECURITIES LOANED                                         7.8
                                                     -------------
TOTAL INVESTMENTS                                             90.9%

CASH AND OTHER ASSETS,
LESS LIABILITIES                                               9.1
                                                     -------------
NET ASSETS                                                   100.0%

              PORTFOLIO OF INVESTMENTS
              December 31, 2005

     SHARES   DESCRIPTION                                                         VALUE
                                                                                 (NOTE1)
              EQUITIES -83.1%

              CHINA - 31.6%
              CONSUMPTION - 0.8%
  5,224,000   Kingway Brewery Holdings Ltd. (1)                              $     1,953,892
                                                                             ---------------
              ELECTRICAL & ELECTRONICS - 2.0%
  8,706,000   Great Wall Technology Co. Ltd. "H" (2)                               1,650,576
 10,032,000   Shanghai Electric Group Co. Ltd. "H" (3)                             3,428,726
                                                                             ---------------
                                                                                   5,079,302
                                                                             ---------------
              ENERGY - 2.5%
   7,808,00   PetroChina Co. Ltd. "H"                                              6,394,593
                                                                             ---------------
              FINANCIALS - 10.0%
 58,410,000   China Construction Bank "H" (3)                                     20,339,973
  5,340,000   China Life Insurance Co. Ltd. "H" (3)                                4,717,710
                                                                             ---------------
                                                                                  25,057,683
                                                                             ---------------
              MACHINERY & ENGINEERING - 0.9%
  2,158,000   Dongfang Electrical Machinery Co. Ltd. "H"                           2,198,761
                                                                             ---------------
              MISCELLANEOUS - 5.2%
  5,946,000   Aluminum Corp. of China Ltd. "H" (1)                                 4,524,560
 19,298,000   Zijin Mining Group Co. Ltd. "H" (1)                                  8,524,566
                                                                             ---------------
                                                                                  13,049,126
                                                                             ---------------
              REAL ESTATE - 2.6%
  1,846,800   Guangzhou R&F Properties Co. Ltd. "H" (3)                            6,431,067
                                                                             ---------------
              TELECOMMUNICATIONS - 5.1%
  1,842,500   China Mobile (Hong Kong) Ltd.                                        8,721,134
  2,484,500   China Netcom Group Corp. (Hong Kong) Ltd.                            4,021,445
                                                                             ---------------
                                                                                  12,742,579
                                                                             ---------------
              TRANSPORTATION - 2.5%
  5,226,000   Anhui Expressway Co. "H" (1)                                         2,527,552
  5,208,000   China Shipping Development Co. Ltd. "H" (1)                          3,828,646
                                                                             ---------------
                                                                                   6,356,198
                                                                             ---------------
              Total China                                                         79,263,201
                                                                             ---------------

    SHARES   DESCRIPTION                                                          VALUE
                                                                                 (NOTE1)
             HONG KONG - 46.5%
             CONGLOMERATES - 3.4%
   896,000   Hutchison Whampoa Ltd.                                          $     8,534,104
                                                                             ---------------
             CONSUMPTION - 3.1%
 9,144,000   Glorious Sun Enterprises Ltd. (2)                                     3,980,241
26,000,000   Leroi Holdings Ltd. (2)(3)(4)                                           578,445
 1,817,000   Parkson Retail Group Ltd. (3)                                         3,280,820
                                                                             ---------------
                                                                                   7,839,506
                                                                             ---------------
             ELECTRICAL & ELECTRONICS - 8.8%
 9,472,000   China Paradise Electronics Retail Ltd. (3)                            3,359,493
 2,972,820   Kingboard Chemical Holdings Ltd.                                      8,051,695
 2,614,000   Matsunichi Communication Holdings Ltd.                                  633,816
 3,281,000   Techtronic Industries Co. (1)                                         7,807,321
15,718,000   Topsearch International Holdings Ltd. (2)                             1,702,848
 6,008,000   Wang Sing International Holdings Group Ltd. (2)                         387,435
                                                                             ---------------
                                                                                  21,942,608
                                                                             ---------------
             ENERGY - 0.2%
   788,000   CNOOC Ltd.                                                              533,562
                                                                             ---------------
             FINANCIALS - 8.4%
 5,234,000   CITIC International Financial Holdings Ltd. (1)                       1,940,756
   342,800   Dah Sing Financial Group                                              2,383,027
   506,000   Guoco Group Ltd.                                                      5,599,345
 2,162,000   Henderson Investment Ltd. (1)                                         3,847,992
 1,553,000   Industrial and Commercial Bank of China (Asia) Ltd.                   1,902,806
 3,306,000   JCG Holdings Ltd. (2)                                                 3,475,040
 5,168,000   Pacific Century Insurance Holdings Ltd. (2)                           1,849,630
                                                                             ---------------
                                                                                  20,998,596
                                                                             ---------------
             MISCELLANEOUS - 2.0%
 6,718,000   China LotSynergy Holdings Ltd. (3)                                    2,491,020
 9,861,482   Pico Far East Holdings Ltd. (2)                                       2,543,733
                                                                             ---------------
                                                                                   5,034,753
                                                                             ---------------

                                                                                  VALUE
    SHARES   DESCRIPTION                                                         (NOTE1)
             HONG KONG - (CONCLUDED)
             REAL ESTATE - 10.3%
 5,374,000   Agile Property Holdings Ltd. (3)                                $     2,599,132
   584,000   Cheung Kong (Holdings) Ltd.                                           5,991,733
13,484,000   China Overseas Land & Investment Ltd.                                 5,782,422
 5,485,000   Far East Consortium International Ltd. (1)                            1,998,456
 9,400,000   Hon Kwok Land Investment Co. Ltd. (2)                                 2,485,313
 1,596,000   Hong Kong Land Holdings Ltd.                                          5,011,440
   745,000   Kerry Properties Ltd. (1)                                             1,974,547
                                                                             ---------------
                                                                                  25,843,043
                                                                             ---------------
             TECHNOLOGY - 2.9%
 4,212,000   Fittec International Group (3)                                        1,235,860
14,682,000   Solomon Systech International Ltd.                                    6,106,809
                                                                             ---------------
                                                                                   7,342,669
                                                                             ---------------
             TRANSPORTATION - 1.8%
   740,400   Transport International Holding Ltd. (1)(2)                           4,363,973
                                                                             ---------------
             UTILITIES - 5.6%
 2,135,000   Cheung Kong Infrastructure Holdings Ltd.                              6,718,729
 3,443,000   Hong Kong & China Gas Co. Ltd.                                        7,349,105
                                                                             ---------------
                                                                                  14,067,834
                                                                             ---------------

             Total Hong Kong                                                     116,500,648
                                                                             ---------------
             TAIWAN - 4.0%
             CONSUMPTION - 0.7%
 2,617,000   Holiday Entertainment Co. Ltd. (2)                                    1,832,689
                                                                             ---------------
             TECHNOLOGY - 3.3%
 1,520,956   Hon Hai Precision Industry Co. Ltd.                                   8,335,782
                                                                             ---------------

             Total Taiwan                                                         10,168,471
                                                                             ---------------

                                                                                  VALUE
    SHARES   DESCRIPTION                                                         (NOTE1)
             INVESTMENT COMPANY - 1.0%
             CHINA - 1.0%
             OTHER - 1.0%
   420,300   iShares Asia Trust - iShares A50 China Tracker                  $     2,401,389
                                                                             ---------------

             Total Equities (cost $176,283,040)                                  208,333,709
                                                                             ---------------

             INVESTMENTS OF CASH COLLATERAL
               FROM SECURITIES LOANED - 7.8%
             MONEY MARKET FUNDS* - 7.8%
    37,594   AIM Liquid Assets Portfolio, 4.16%                                       37,594
    12,246   AIM Prime Portfolio, 4.17%                                               12,246
 8,185,274   BlackRock Cash Strategies, 4.23%                                      8,185,274
       418   Scudder Money Market Fund, 4.12%                                            418
10,644,984   UBS Enhanced Yield Portfolio, 4.45% (5)                              10,644,984
   587,859   UBS Private Money Market Fund LLC, 4.15% (5)                            587,859
                                                                             ---------------
             Total Money Market Funds (cost $19,468,375)                          19,468,375
                                                                             ---------------

             TOTAL INVESTMENTS (COST $195,751,415) - 90.9%                       227,802,084
             Cash and Other Assets, Less Liabilities - 9.1%                       22,875,063
                                                                             ---------------
             NET ASSETS - 100.0%                                             $   250,677,147
                                                                             ===============

             (1) Security, or a portion thereof, was on loan at December 31, 2005.
             (2) Security is illiquid. These securities amounted to $24,849,923 or 9.9% of net assets.
             (3)  Non-income producing security.
             (4) Security is being fair valued by a valuation committee under the direction of the Board of Directors. At December 31, 2005, the value of these securities amounted to $578,445 or 0.2% of net assets.
             (5)  Affiliated with the administrator of the Fund.
             *    Rates shown reflect yield at December 31, 2005.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS
Investments in unaffiliated securities (cost $176,283,040)*              $  208,333,709
Investments of cash collateral from securities loaned
  (cost $19,468,375)**                                                       19,468,375
Cash (including foreign currency with
  a cost of $2,397,125 and a value of $2,416,915)                            55,405,403
Receivable for securities sold                                                  483,587
Dividends and interest receivable                                                11,144
                                                                         --------------
  Total assets                                                              283,702,218
                                                                         --------------
LIABILITIES
Payable for cash collateral for securities loaned                            19,468,375
Payable for securities purchased                                             12,452,624
Accrued offering costs                                                          520,000
Investment management fee payable                                               233,822
Professional services                                                           156,406
Administration fee payable                                                       44,297
Directors' fees payable                                                           1,062
Accrued expenses                                                                148,485
                                                                         --------------
  Total liabilities                                                          33,025,071
                                                                         --------------
NET ASSETS                                                               $  250,677,147
                                                                         ==============
COMPOSITION OF NET ASSETS
Common stock, $0.001 par value;
  16,795,188 shares issued and outstanding
  (100,000,000 shares authorized)                                        $       16,795
Paid-in-capital in excess of par                                            216,137,039
Distributions in excess of net investment income                             (1,034,455)
Accumulated net realized gain on investments                                  3,487,146
Net unrealized appreciation of investments
  and other assets and liabilities
  denominated in foreign currencies                                          32,070,622
                                                                         --------------
NET ASSETS                                                               $  250,677,147
                                                                         ==============

Shares Outstanding                                                           16,795,188
                                                                         --------------

NET ASSET VALUE PER SHARE                                                $        14.93
                                                                         ==============

*    Includes $17,043,556 of investments in securities on loan, at value.
**   Includes $11,232,843 of investments in securities of a related entity.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
December 31, 2005

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $118,144)                 $    6,906,241
Interest income from a related party*                                           258,038
Securities lending income (net)                                                  38,850
Interest income                                                                  27,272
                                                                         --------------
  Total investment income                                                     7,230,401
                                                                         --------------
EXPENSES
Investment management fees                                                    2,837,767
Administration fees                                                             537,175
Professional services                                                           474,114
Directors' fees and expenses                                                    459,415
Custodian and accounting fees                                                   340,191
Reports and notices to shareholders                                              94,221
New York Stock Exchange listing fee                                              23,751
Transfer agent fees and expenses                                                  9,814
Miscellaneous expenses                                                           51,045
                                                                         --------------
  Total expenses                                                              4,827,493
                                                                         --------------
Net investment income                                                         2,402,908
                                                                         --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments                                                                24,798,996
  Foreign currency transactions                                                 (85,009)
                                                                         --------------
                                                                             24,713,987

Net change in unrealized appreciation/depreciation of:
  Investments                                                                (6,348,868)
  Other assets and liabilities denominated in
    foreign currencies                                                          (24,430)
                                                                         --------------
Net realized and unrealized gain on investments
  and foreign currency transactions                                          18,340,689
                                                                         --------------
NET INCREASE IN NET ASSETS
  FROM INVESTMENT OPERATIONS                                             $   20,743,597
                                                                         ==============

*    Represents securities lending income net of expenses.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE          FOR THE
                                                           YEAR ENDED       YEAR ENDED
                                                          DECEMBER 31,     DECEMBER 31,
                                                              2005             2004
                                                          -------------    -------------
INCREASE FROM INVESTMENT
  OPERATIONS
Net investment income                                     $   2,402,908    $   2,458,533
Net realized gains (losses) from:
  Investments                                                24,798,996       27,351,279
  Foreign currency transactions                                 (85,009)         (19,065)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                (6,348,868)     (15,231,022)
  Other assets and liabilities denominated
    in foreign currencies                                       (24,430)          43,136
                                                          -------------    -------------
Total increase from investment
  operations                                                 20,743,597       14,602,861
                                                          -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income and net realized
  gains from foreign currency transactions                   (5,454,680)      (2,621,540)
Net realized gains                                          (28,602,446)      (4,327,242)
                                                          -------------    -------------
Total dividends and distributions
  to shareholders                                           (34,057,126)      (6,948,782)
                                                          -------------    -------------
COMMON STOCK TRANSACTIONS
Proceeds from shares issued through
  rights offering (net of offering costs)                    47,556,289                -
Reinvestment of dividends resulting
  in issuance of common stock                                         -           80,909
                                                          -------------    -------------
Net increase in net asset
  from capital stock transations                             47,556,289           80,909
                                                          -------------    -------------
Net increase in net assets                                   34,242,760        7,734,988

NET ASSETS
Beginning of year                                           216,434,387      208,699,399
                                                          -------------    -------------
End of year (including undistributed
(distributions in excess of) net
investment income of ($1,034,455)
and $1,736,486, respectively)                             $ 250,677,147    $ 216,434,387
                                                          =============    =============

See Notes to Financial Statements.

          THE GREATER CHINA FUND, INC.

          NOTES TO FINANCIAL STATEMENTS

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

          In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

          VALUATION OF INVESTMENTS

          The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independant pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities which are listed on U.S. and foreign stock exchanges normally are valued at last sale price on the day the securities are valued or, lacking any sales on such day, at last available bid price. Securities may be fair valued based on significant events that have occured subsequent to the close of the foreign markets and may use a systematic fair valuation model provided by an independent third party to value securities in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Baring Asset Management
          (Asia) Limited, the investment manager of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of directors (the "Board"). All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

          Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

          INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

          Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Occasionally, dividends are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis.

          FOREIGN CURRENCY TRANSLATION

          The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

          (i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

          (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

          The resulting net foreign currency gain or loss is included in the Statement of Operations.

          The Fund does not generally isolate the effects of fluctuations in foreign rates from the effects of fluctuations in the market prices of securities. Accordingly, such currency gain or loss is included in net realized gain or loss on investments. However, the Fund does not isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of any foreign currency-denominated debt obligations pursuant to U.S. federal tax regulations; such amounts are categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax reporting purposes.

          Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency on the Statement of Operations. Net realized foreign currency gain or loss is treated as ordinary income
          (loss) for income tax reporting purposes.

          DIVIDENDS AND DISTRIBUTIONS

          Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

          TAX STATUS

               CHINA

          Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

          Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

          In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

               HONG KONG

          Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 17.5% for corporations.

               OTHER FOREIGN COUNTRIES

          The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

NOTE 2.   CONCENTRATION OF RISK

          The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

NOTE 3.   INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS

          The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, based on the Fund's average weekly net assets. On June 30, 2005, shareholders approved the change in investment advisory fees from 1.25% per annum to the following breakpoint schedule effective July 1, 2005:

THE GREATER CHINA FUND, INC.

          AVERAGE WEEKLY NET ASSETS                       ANNUAL ADVISORY FEE
          Under $250 million                              1.25%
          Over $250 million                               1.00%

          UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

          The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of Investment Company Act ("CCO Agreement"). Under the terms of the CCO Agreement, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.03% of the Fund's average weekly net assets as compensation for its services.

NOTE 4.   TRANSACTIONS WITH AFFILIATES AND RELATED ENTITIES

          The Investment Manager, out of its own assets, pays UBS Securities LLC a fee, accrued weekly and paid quarterly, in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities) in accordance with the following schedule:

          AVERAGE WEEKLY NET ASSETS

          Under $125 million                              0.05%

          $125 million up to $150 million                 0.06%

          $150 million up to $175 million                 0.07%

          $175 million up to $200 million                 0.08%

          $200 million up to $225 million                 0.09%

          Over $225 million                               0.10%

          For the year ended December 31, 2005, the Investment Manager, not the Fund, paid or accrued $219,756 to UBS Securities LLC for such services. In addition, during the year ended December 31, 2005, the Fund paid $15,190 in brokerage commissions to UBS Warburg Securities Ltd. for transactions executed on behalf of the Fund. In connection with the Funds rights offering, UBS Securities LLC acted as dealer manager for the offer and earned 3.75% of the subscription price per share as a fee for financial advisory, marketing and soliciting services.

          Certain employees of the Administrator and Investment Manager serve as officers of the Fund and an employee of UBS Financial Services, Inc., an indirect wholly-owned subsidiary of UBS AG, serves as a director of the Fund; however they receive no compensation from the Fund.

          The Fund invests in shares of the UBS Enhanced Yield Portfolio ("Enhanced Yield Portfolio") and UBS Private Money Market Fund LLC ("Private Money Market Fund") as part of its securities lending activity. The Enhanced Yield Portfolio and Private Money Market Fund are Funds managed by the Fund's Administrator.

          Amounts relating to these investments for the year ended December 31, 2005 are summarized as follows:

                                              SALES           INTEREST                     % OF NET
          FUND                PURCHASES       PROCEEDS        INCOME       VALUE           ASSETS
          -----------------------------------------------------------------------------------------
          UBS Enhanced Yield
          Portfolio           $   21,034,984  $   10,390,000  $   123,622  $   10,644,984  4.2%

          UBS Private
          Money Market
          Fund LLC               152,686,037     153,541,067      134,416         587,859  0.2%

NOTE 5.   SECURITIES LENDING

          The Fund may lend up to 27.5% of its total assets to qualified broker dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured at all times by cash, cash equivalents, U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is UBS Securities LLC, a wholly-owned indirect subsidiary of UBS AG.

          For the year ended December 31, 2005, the Fund earned $296,888 and UBS Securities LLC earned $131,750 in compensation as the Fund's lending agent. At December 31, 2005, the Fund owed UBS Securities LLC $4,931 in compensation as the Fund's lending agent.

NOTE 6.   PURCHASES AND SALES OF SECURITIES

          For the year ended December 31, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $314,551,723 and $338,823,854, respectively.

NOTE 7.   FEDERAL TAX STATUS

          The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

          The tax character of distributions paid during the fiscal years ending December 31, 2005 and December 31, 2004 were as follows:

                                                  2005           2004
                                        --------------  -------------
          Distributions paid from:
          Ordinary income               $   12,717,422  $   2,621,540
          Net realized gains                21,339,704      4,327,242
                                        --------------  -------------
                                        $   34,057,126  $   6,948,782

          At December 31, 2005 the components of accumulated earnings on a tax basis were as follows:

          Undistributed ordinary income           $      533,003
          Undistributed long-term gains                3,494,262
          Unrealized appreciation                     30,496,048
                                                  --------------
          Total accumulated earnings              $   34,523,313

          During the current fiscal year, the Fund had no capital loss carry-forwards to offset current year realized gains.

          For federal income tax purposes, the tax cost of investments and components of net unrealized appreciation of investments at December 31, 2005 were as follows:

          Tax cost of investments                           $  197,325,989
                                                            --------------
          Gross appreciation                                    34,799,646
          Gross depreciation                                    (4,323,551)
                                                            --------------
          Net unrealized appreciation of investments        $   30,476,095

          The differences between book-basis and tax-basis unrealized appreciation of investments is attributable primarily to the deferral of losses on wash sales and investments in passive foreign investment company.

          To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 2005, the Fund's undistributed net investment income was increased by $280,831 and accumulated net realized gain was decreased by $280,831. These differences are primarily due to the tax treatment of foreign currency transactions and disposition of stock in a passive foreign investment company.

NOTE 8.   RIGHTS OFFERING

          During the year ended December 31, 2005, the Fund issued 4,197,685 shares in connection with a rights offering of the Fund's common stock of which 108,483 and 200,373 shares were issued prior to the expiration to UBS Securities LLC at $14.02 and $11.70, respectively. The remaining 3,888,829 shares were issued at the actual subscription price of $11.85. Shareholders of record on November 18, 2005, were issued one transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held. The rights offering commenced on November 18, 2005 and expired on December 16, 2005. The subscription price per share was 90% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and the four preceeding business days or
          (ii) the net asset value per share on expiration date. Estimated offering costs attributed to the rights offering in the amount of $520,000 and dealer manager commissions paid to UBS Securities LLC of $1,873,047 were charged against additional paid-in-capital (in aggregate referred as "Offering Costs").

NOTE 9.   CAPITAL STOCK

          There are 100,000,000 shares of $0.001 par value capital stock authorized. During the year ended December 31, 2005, the Fund issued 4,197,685 shares in connection with the Fund's rights offering. For the year ended December 31, 2004 the Fund issued 4,454 shares in connection with the Fund's dividend reinvestment plan.

FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OF COMMON STOCK               FOR THE YEAR ENDED
          OUTSTANDING THROUGHOUT EACH YEAR IS                        DECEMBER 31,
          PRESENTED BELOW:                                           -----------
                                                                           2005
                                                                     -----------
          Net asset value, beginning of year                         $     17.18
                                                                     -----------
          INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
          Net investment income                                             0.19*
          Net realized and unrealized gain (loss) on
            investments and foreign currency transactions                   1.47*
                                                                     -----------
              Total from investment operations                              1.66
                                                                     -----------
          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          From net investment income and net realized gains
            from foreign currency transactions                             (0.43)
          From net realized gains                                          (2.25)
                                                                     -----------
                                                                           (2.68)
                                                                     -----------
          FUND SHARE TRANSACTIONS
          Dilutive effect of rights offering                               (1.04)
          Offering costs charged to paid-in capital
            in excess of par                                               (0.19)
                                                                     -----------
              Total Fund share transactions                                (1.23)
                                                                     -----------
          Net asset value, end of year                               $     14.93
                                                                     ===========
          Market value, end of year                                  $     13.04
                                                                     ===========
          TOTAL INVESTMENT RETURN (1)                                      (0.72)%
                                                                     ===========
          RATIOS/SUPPLEMENTAL DATA
          Net assets, end of year (000's omitted)                    $   250,677
          Ratio of expenses to average net assets                           2.09%
          Ratio of net investment income to average net assets              1.04%
          Portfolio turnover                                                 140%

          *    Based on average shares outstanding.

          (1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

THE GREATER CHINA FUND, INC.

                                                                                       FOR THE YEARS ENDED
                                                                                           DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                            2004         2003          2002          2001
                                                                     -----------   ----------   -----------   -----------
          Net asset value, beginning of year                         $     16.57   $    10.06   $     10.59   $     10.84
                                                                     -----------   ----------   -----------   -----------
          INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
          Net investment income                                             0.20         0.27          0.09          0.04
          Net realized and unrealized gain (loss) on
            investments and foreign currency transactions                   0.96         6.50         (0.58)        (0.23)
                                                                     -----------   ----------   -----------   -----------
              Total from investment operations                              1.16         6.77         (0.49)        (0.19)
                                                                     -----------   ----------   -----------   -----------
          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
          From net investment income and net realized gains
            from foreign currency transactions                             (0.21)       (0.26)        (0.04)        (0.06)
          From net realized gains                                          (0.34)           -             -             -
                                                                     -----------   ----------   -----------   -----------
                                                                           (0.55)       (0.26)        (0.04)        (0.06)
                                                                     -----------   ----------   -----------   -----------
          FUND SHARE TRANSACTIONS
          Dilutive effect of rights offering                                   -            -             -             -
          Offering costs charged to paid-in capital
            in excess of par                                                   -            -             -             -
                                                                     -----------   ----------   -----------   -----------
              Total Fund share transactions                                    -            -             -             -
                                                                     -----------   ----------   -----------   -----------
          Net asset value, end of year                               $     17.18   $    16.57   $     10.06   $     10.59
                                                                     ===========   ==========   ===========   ===========
          Market value, end of year                                  $     15.75   $    19.12   $      8.82   $     8.76
                                                                     ===========   ==========   ===========   ===========
          TOTAL INVESTMENT RETURN (1)                                     (14.77)%     120.13%         1.15%         7.67%
                                                                     ===========   ==========   ===========   ===========
          RATIOS/SUPPLEMENTAL DATA
          Net assets, end of year (000's omitted)                    $   216,434   $  208,699   $   126,640   $   133,406
          Ratio of expenses to average net assets                           2.28%        2.04%         2.17%         2.17%
          Ratio of net investment income to average net assets              1.17%        2.20%         0.84%         0.36%
          Portfolio turnover                                                  66%          85%           38%           33%

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM, ERNST & YOUNG LLP

To the Board of Directors and Shareholders of The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


New York, New York
February 17, 2006

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director or Officer, his name and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director's or Officer's principal occupations during the last five years, and other directorships held by such Director.

NON-INTERESTED DIRECTORS

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                        POSITION(S)                                                              IN FUND
                                       HELD WITH THE                                                             COMPLEX
                                       FUND; LENGTH            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       OVERSEEN
NAME, ADDRESS (AGE)                   OF TIME SERVED                  AND OTHER DIRECTORSHIPS HELD              BY DIRECTOR
------------------------------  --------------------------  --------------------------------------------------  -----------
Edward Y. Baker (71)                Chairman of Audit       Investment Consultant; Chairman, Board of               1
15 Artinger Court                 Committee and Director    Trustees, Rogers Sugar Income Fund; previously
Toronto, Ontario                        since 1992          President and Chief Executive Officer, HOOPP
Canada, M3B 1J9                                             Investment Management Limited and Chief Investment
                                                            Officer, Hospitals of Ontario Pension Plan.

Richard B. Bradley (68)            Chairman of Board and    Director of The Aberdeen New Dawn Investment Trust      1
22 Smith Terrace                   Director since 1992      Limited; previously Group Managing Director of
London SW3 4DL                                              Asia Equity Holdings.
England

John A. Hawkins (63)                Director since 1992     Previously Executive Vice President - Private           1
HSBC Securities Services                                    Clients with The Bank of Bermuda Ltd.; Director of
(Guernsey) Ltd.                                             HSBC Investment Solutions Plc; SR Global Fund
Arnold House                                                Inc.; MW Japan Fund Ltd.; MW Nippon Fund Ltd.
St Julian's Avenue
St Peter Port Guernsey
GY1 3NF
Channel Islands

C. William Maher (45)              Director since 2003      Managing Director and Chief Financial Officer of        1
Linsco/Private Ledger                                       Linsco/Private Ledger; Previously Managing
9785 Towne Centre Dr.                                       Director of Nicholas Applegate Capital Management
San Diego, CA 92121

Jonathan J.K. Taylor (62)          Director since 1992      Chairman and Managing Director of Dragon Partners       1
Dragon Partners Ltd.                                        Limited ( consulting for investment managers);
41 Burlington Road                                          Director, Schroder Japan Growth Fund Limited;
London SW6 4NH                                              Director, Onyx Country Estates Limited (family
England                                                     property company); Director, AVK Securities &
                                                            Finance Ltd. (Russia).

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                        POSITION(S)                                                              IN FUND
                                       HELD WITH THE                                                             COMPLEX
                                       FUND; LENGTH                 PRINCIPAL OCCUPATION(S) AND OTHER            OVERSEEN
NAME, ADDRESS (AGE)                   OF TIME SERVED              DIRECTORSHIPS HELD DURING PAST 5 YEARS        BY DIRECTOR
------------------------------  --------------------------  --------------------------------------------------  -----------
Tak Lung Tsim (59)                  Director since 1992     Principal, T.L. Tsim & Associates Ltd.; Member of       1
Century Square                                              Li Po Chun United World College of Hong Kong;
1 D'Aguilar Street                                          Director of Playmates Holdings Limited; Director
Suite 1001, Central                                         of New-Alliance Asset Management (Asia) Ltd.;
Hong Kong                                                   Director of Far Eastern Polychem Industries.

INTERESTED DIRECTOR

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                        POSITION(S)                                                              IN FUND
                                       HELD WITH THE                                                             COMPLEX
                                       FUND; LENGTH                 PRINCIPAL OCCUPATION(S) AND OTHER            OVERSEEN
NAME, ADDRESS (AGE)                   OF TIME SERVED              DIRECTORSHIPS HELD DURING PAST 5 YEARS        BY DIRECTOR
------------------------------  --------------------------  --------------------------------------------------  -----------
John A. Bult (68)*                  Director since 1992     Chairman of PaineWebber International Inc.;             1
1285 Avenue of the Americas                                 Director of The Germany Fund, Inc.; The New
37th Floor                                                  Germany Fund, Inc.; The Central Europe and Russia
New York, NY 10019                                          Fund, Inc.

* This Director considered by the Fund and its counsel to be "interested persons" (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Investment Manager. Mr. Bult is deemed to be an interested person due to his affiliation with affiliates of UBS Securities LLC, the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

OFFICERS

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                        POSITION(S)                                                              IN FUND
                                       HELD WITH THE                                                             COMPLEX
                                       FUND; LENGTH               PRINCIPAL OCCUPATION OR EMPLOYMENT AND         OVERSEEN
NAME, ADDRESS (AGE)                   OF TIME SERVED             DIRECTORSHIPS IN PUBLICLY HELD COMPANIES       BY OFFICER
------------------------------  --------------------------  --------------------------------------------------  -----------
Ronald G.M. Watt (59)              President since 1998     Director of Investment Companies of Baring Asset        2
Baring Asset Management                                     Management Limited.
155 Bishopsgate
London EC2M 3XY
England

Rose Ann Bubloski (37)          Vice President since 2004   Associate Director and Senior Manager of the            1
UBS Global Asset                                            Mutual Fund Finance Department of UBS Global Asset
Management (US) Inc.                                        Management (US) Inc.; Vice President and Assistant
51 West 52nd Street                                         Treasurer for other investment companies for which
New York, NY 10019                                          UBS Global Asset Management (US) Inc. serves as
                                                            investment adviser and/or administrator.

Joseph T. Malone (38)             Treasurer and Secretary   Director and Co-Head of the Mutual Fund Finance         1
UBS Global Asset                        since 2004          Department of UBS Global Asset Management (US)
Management (US) Inc.                                        Inc.; Treasurer for other investment companies for
51 West 52nd Street                                         which UBS Global Asset Management (US) Inc. serves
New York, NY 10019                                          as investment adviser and/or administrator.

Joseph McGill (43)               Chief Compliance Officer   Managing Director and Chief Compliance Officer of       1
UBS Global Asset                        since 2004          UBS Global Asset Management (US) Inc. and UBS
Management (US) Inc.                                        Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019

Wilfred Sit (36)                Vice President since 2004   Director of Asian Equities of Baring Asset              1
Baring Asset Management                                     Management (Asia) Limited; Lead Manager of Baring
(Asia) Limited                                              Asia Growth Fund; previously Lead Investment
Edinburgh Tower, 19th Floor                                 Manager of INVESCO GT Greater China Opportunities
15 Queens Road Central                                      Fund, INVESCO Perpetual Hong Kong and China Growth
                                                            Fund and the INVESCO China Open Fund.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Forms N-Q. The Fund's Forms N-Q are available on the Fund's website at http://www.greaterchinafund.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

You may obtain a description of the Fund's proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund's website:
http://www.greaterchinafund.com, or on the EDGAR Database on the SEC's website at http://www.sec.gov.

OTHER INFORMATION

Since December 31, 2004, there have been no (i) material changes in the Fund's investment objectives or policies, or (ii) changes to the Fund's charter or by-laws or (iii) material changes in the principal risk factors associated with investment in the Fund.

NEW YORK STOCK EXCHANGE CERTIFICATIONS (UNAUDITED)

The Greater China Fund, Inc. (the "Fund") is listed on the New York Stock Exchange ("NYSE"). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund's President and Treasurer have filed certifications with the SEC regarding the quality of the Fund's public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act ("Section 302 Certifications"). The section 302 Certifications were filed as exhibits to the Fund's annual report on Form N-CSR, which inlcuded a copy of this annual report along with any other information about the Fund. After the Fund's 2005 annual meeting of shareholders, it filed a certification with the NYSE on August 17, 2005, stating that its president was unaware of any violation of the NYSE's Corporate Governance listing standards.

                     KNP Print Ltd - London - 020-8676 0019

ITEM 2.   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the following persons serving on the registrant's Audit Committee are audit committee financial experts as defined in Item 3 of Form N-CSR: Edward Y. Baker, John A. Hawkins and
C. William Maher. Each of Mr. Baker, Mr. Hawkins and Mr. Maher is independent for purposes of Item 3 of Form N-CSR.

The designation of each of Messrs. Baker, Hawkins and Maher as an "audit committee financial expert" pursuant to Item 3 of Form N-CSR does not (1) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of registrant's audit committee or Board of Directors in the absence of such designation, or (2) affect the duties, obligations or liability of any other member of registrant's audit committee or Board of Directors.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          (a)  AUDIT FEES:
               For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $69,000 and $55,000, respectively.

               Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

          (b)  AUDIT-RELATED FEES:
               In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

               Fees included in the audit-related category are those associated with the reading and providing of comments on the 2005 and 2004 semiannual financial statements. There were no audit-related fees required to be approved pursuant to paragraph
               (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (c)  TAX FEES:
               In each of the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $6,200 and $5,900, respectively.

               Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

               There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (d)  ALL OTHER FEES:
               In each of the fiscal years ended December 31, 2005 and December 31, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

               Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

               There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

          (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:
               The registrant's audit committee pre-approves in advance at regularly scheduled audit committee meetings all audit and non-audit services performed by the registrant's independent accountants for the registrant, its investment manager, and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the registrant. If such a service is required between regularly scheduled audit meetings, pre-approval may be authorized by the chairman of the audit committee. The chairman will update the audit committee at the next regularly scheduled meeting for any interim approval granted.

          (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                         AUDIT-RELATED FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         TAX FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                         ALL OTHER FEES:
                         There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant.

                         There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2004 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

          (f) According to E&Y, for the fiscal year ended December 31, 2005, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

          (g) For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by E&Y of $257,700 and $13,123,544, respectively, for non-audit services rendered on behalf of the registrant ("Covered Services"), its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Non-covered Services") that provides ongoing services to the registrant shown in the table below:

                                               2005        2004
                                               ----        ----
               Covered Services                $    8,700  $        8,400
               Non-Covered Services*           $  249,000  $   13,115,144

               * For the fiscal years ended December 31, 2005 and December 31,
                 2004 fees represent Non-covered Services provided to Massachusetts Mutual Life Insurance Company and ING Group N.V., respectively.

          (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee (the "Audit Committee") established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit

Committee is comprised of the following board members: Mr. Baker, Mr. Bradley, Mr. Hawkins, Mr. Maher, and Mr. Tsim.

ITEM 6.   SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to Baring Asset Management (Asia) Ltd., the investment manager, the responsibility for voting proxies, subject to the continuing oversight of the registrant's board of directors. The registrant's procedures provide that the board of directors annually review the investment manager's proxy voting policies and procedures and the investment manager's proxy votes on behalf of the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Wilfred Sit is the Fund's portfolio manager, the person associated with the Investment Manager who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sit does not receive compensation from Fund. As of December 31, 2005, Mr. Sit did not beneficially own any equity securities in the Fund.

In addition to the Fund, Mr. Sit was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2005:

                                REGISTERED INVESTMENT      OTHER POOLED      OTHER
                                      COMPANIES        INVESTMENT VEHICLES  ACCOUNTS
                                      ---------        -------------------  --------
Number of Accounts                          0                       2              1
Total Assets (US$ million)               $  0                $  131.2       $  149.0

There are no material conflicts of interest that arise as a result of Mr. Sit's management of these other accounts.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the

Nominating Committee, Richard B. Bradley, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007323)(SEC File No. 811-06674).

     (a) (2) The Investment Manager's Proxy Voting Policies and Procedures is incorporated by reference herein from Exhibit EX-99.PROXY.VOTE to the registrant's Report on Form N-CSR filed March 10, 2004 (Accession
          Number: 0001047469-04-007323)(SEC File No. 811-06674).

     (a) (3) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (4) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - The registrant has not engaged in such a solicitation during the period covered by this report.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Greater China Fund, Inc.

By:       /s/ Ronald G.M. Watt
          --------------------
          Ronald G.M. Watt
          President

Date:     March 10, 2006
          --------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Ronald G.M. Watt
          --------------------
          Ronald G.M. Watt
          President
          (Principal Executive Officer)

Date:     March 10, 2006
          --------------

By:       /s/ Joseph T. Malone
          --------------------
          Joseph T. Malone
          Treasurer
          (Principal Financial Officer)

Date:     March 10, 2006
          --------------